Exhibit 99.2

A profitable, fast growing space infrastructure leader going public through a business combination with Proem Acquisition Cor p I (Nasdaq: PAAC) SEPTEMBER 25, 2026 Confidential SPACE INFRASTRUCTURE FROM CONCEPT TO CONSTELLATION

DISCLAIMER & FORWARD -LOOKING STATEMENTS Important Information This presentation (the "Presentation") has been prepared by Astro Digital US, Inc. ("Astro Digital" or the "Company") and Proem Acquisition Corp. I (the "SPAC"), and is provided on a confidential basis solely to the recipients (any such recipient, together with its subsidiaries and affiliates, the "Recipient") for purposes of considering an opportunity to participate in the private placement of the securities of the Company. This Presentation is being provided on a confidential basis only to a limited number of specifically identified potential investors and is not intended for general distribution. Private placements are speculative, illiquid, carry a high degree of risk and should only be purchased by persons who can afford the loss of their entire investment. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of the Company and the SPAC is prohibited. By accepting this Presentation solely for use during our meeting, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain and (ii) to use this Presentation for the sole purpose of evaluating the Company and the SPAC. This Presentation does not constitute, and should not be construed as an offer to sell or a solicitation of an offer to buy any securities of Astro Digital, the SPAC or any of their respective affiliates in any jurisdiction. No such offer or solicitation shall be made except pursuant to applicable securities laws and regulations. The Company and the SPAC intend to file a registration statement/proxy statement on Form S-4 with the Securities and Exchange Commission (the "SEC") in connection with the proposed business combination between the SPAC and the Company. The information in this Presentation and in any registration statement/proxy statement on Form S-4 may not be complete and may be changed at any time. Certain information contained in this Presentation has been derived from sources prepared by third parties. Although the Company and the SPAC believe the information contained in this Presentation related to the Company and the SPAC is accurate in all material respects, the Company and the SPAC make no representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained herein. The Company and the SPAC further expressly disclaim any and all liability relating to or resulting from the use of this Presentation. In addition, the information contained in this Presentation is provided as of the date hereof and may change, and the Company and the SPAC undertake no obligation to update such information, including in the event that such information becomes inaccurate. Except to the extent required by law, neither the Company nor the SPAC nor any other person assume responsibility for the accuracy and completeness of the information contained in this Presentation. The information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete, and does not contain certain material information about the opportunity, including certain risk factors associated with the opportunity, and is subject to change without notice. Recipients agree that the Company and the SPAC and their respective agents shall have no liability for any misstatement or omission of fact or any opinion expressed herein. Any actual terms of the opportunity may vary from what is discussed herein and may do so in a material manner. There can be no assurance that the Company will achieve the desired results or that any investor will receive any return of or on capital. This Presentation has been prepared in good faith; however, no representation or warranty, express or implied, is made by or on behalf of Astro Digital, the SPAC or any of their respective directors, officers, employees, shareholders, advisors or agents as to the accuracy, completeness or fairness of the information or opinions contained herein. None of Astro Digital, the SPAC or any of their respective affiliates or representatives shall have any liability whatsoever (whether direct, indirect, consequential or otherwise) for any loss howsoever arising from any use of this Presentation or its contents or otherwise arising in connection therewith. This Presentation is not intended to provide, and should not be relied upon as, legal, financial, tax, investment or other professional advice. Recipients should conduct their own independent investigation and analysis of Astro Digital, the SPAC and the matters described herein and should consult their own legal, financial, tax and other professional advisers prior to making any investment or other decision. Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this Presentation constitute "forward-looking statements." Forward-looking statements include, but are not limited to, statements regarding future plans, strategies, objectives, expectations, intentions, market opportunities, product development, technology roadmaps, customer adoption, revenue growth, development timelines and anticipated results. These forward-looking statements are based on current expectations, assumptions and estimates and involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks include, but are not limited to, the ability to consummate the proposed business combination, regulatory approvals, market acceptance and customer adoption of the Company's products and services, competition, changes in applicable laws and regulations, the ability to attract and retain key personnel, intellectual property risks, cybersecurity risks, financing risks, operational and technical challenges geopolitical factors, and general economic conditions. Forward-looking statements speak only as of the date of this Presentation. Astro Digital and the SPAC undertake no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by applicable law. Recipients are cautioned not to place undue reliance on forward-looking statements. 2

Industry and Market Data In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Astro Digital competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. The externally sourced information has been obtained from sources Astro Digital believes to be reliable, but the accuracy and completeness of such information cannot be assured. While Astro Digital and the SPAC believe their internal research is reliable, such research has not been verified by any independent source. None of Astro Digital, the SPAC or any of their respective officers, directors, managers, employees, agents or representatives assume responsibility or liability for any inaccuracies or omissions in such information or undertake to update any of such information or provide additional information as a result of new information or future events or developments. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the use thereof herein does not imply an affiliation with or endorsement by the owners of such trademarks, service marks, tradenames and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the , ℠ © or ® symbols, but the Company and the SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Unaudited Financial Information The financial information contained in this Presentation has not been audited or reviewed by an independent registered public accounting firm. This information has been prepared by management of the Company and the SPAC based on internal records and estimates and is being provided solely for informational purposes in connection with the proposed private placement of securities described herein. While management believes that such financial information has been prepared in good faith and on a reasonable basis, no representation or warranty, express or implied, is made as to the accuracy, completeness, or reliability of such information. The unaudited financial information included herein may not conform to generally accepted accounting principles ("GAAP") and may differ materially from audited financial statements that the Company and/or the SPAC may prepare or be required to prepare in the future. Such information may be subject to adjustment, revision, or restatement upon completion of the customary financial closing and audit procedures of the Company and the SPAC. There can be no assurance that, upon completion of an audit, such financial information will not differ materially from the unaudited information presented in this Presentation. Prospective investors should not place undue reliance on the unaudited financial information contained herein and should make their own independent evaluation of the Company's financial condition and results of operations. This Presentation does not purport to contain all information that may be necessary or desirable to evaluate the Company, the SPAC or the proposed offering. Prospective investors are encouraged to review the audited financial statements and other disclosure documents of the Company and the SPAC, when available, and to consult with their own financial, legal, tax, and other advisors before making any investment decision. Projections and Non-GAAP Financial Measures This Presentation includes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP financial measures. A reconciliation of EBITDA and Adjusted EBITDA to net income (GAAP), the most directly comparable GAAP measure, for both historical and projected periods is included in the Appendix. Projected reconciling items are management estimates subject to the same uncertainties as the projections; in particular, the projections do not include stock-based compensation expense the Company expects to incur following the closing of the business combination. Non-GAAP measures should not be considered in isolation or as substitutes for GAAP measures and may not be comparable to similarly titled measures of other companies. No Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the SPAC or the Company, nor shall there be any sale of any securities of the SPAC or the Company in any state or jurisdiction, domestic or foreign, in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The securities of the SPAC and the Company have not been registered under the U.S. Securities Act of 1933, as amended, or any other applicable securities law. The securities of the SPAC and the Company have not been approved or disapproved by the SEC or any other regulatory or governmental authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense. This Presentation is provided solely for informational purposes and does not constitute investment advice or a recommendation to engage in any transaction. Recipients should not treat the contents of this Presentation as a substitute for professional advice or as a basis for making any investment decision. DISCLAIMER & FORWARD -LOOKING STATEMENTS Important Information 3

DISCLAIMER & FORWARD -LOOKING STATEMENTS Important Information General This Presentation does not purport to contain all of the information that may be necessary or appropriate to evaluate the proposed transaction, and any recipient hereof should conduct its own independent analysis of the Company and the SPAC and the data contained or referred to herein. The Company and the SPAC are not acting as financial advisor, intermediary or distributor of securities, or in any fiduciary capacity of any kind to the recipient or any other prospective purchaser. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. The recipient should also seek advice from its own specialized advisors (including financial, legal, accounting and tax) in conducting such analysis. The SPAC is an "emerging growth company" within the meaning of the Jumpstart Our Business Startups Act of 2012. As a result, the SPAC is subject to reduced public company reporting requirements. This Presentation is not intended for distribution to, or use by, any person or entity in any jurisdiction where such distribution or use would be contrary to applicable law or regulation. Persons into whose possession this Presentation comes are required to inform themselves about and to observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of applicable securities laws. 4

SUMMARY OF RISK FACTORS Important Information The following is a summary of the principal risks associated with an investment in the combined company's securities, which w ill be explained and updated in the registration statement on Form S -4 to be filed with the SEC. • Astro Digital has a limited operating history . • Astro Digital depends on a limited number of customers, including early -stage companies, and the loss, cancellation or nonpayment of a significant customer could reduce revenue and cash flow . • Astro Digital depends in part on U.S. Government programs and indirect subcontracting relationships ; task orders are not guaranteed, funding and procurement decisions may change, and the Business Combination may reduce its small -business set -aside opportunities . • Astro Digital relies on third -party launch providers and operates satellites in a challenging environment ; launch failures, space debris, on-orbit anomalies and limited service lives could cause mission losses or reduce service revenue . • The Corvus -Raven platform and planned applications, including rendezvous, proximity operations and docking and in-space data processing, are new and may not perform as planned or achieve commercial adoption . • Fixed -price and milestone -based contracts expose the Company to cost overruns, while rapid growth could strain its manufacturing capacity, facilities, supply chain and workforce . • The Company faces strong competition from larger or better -capitalized providers and may be unable to attract or retain key executives and cleared engineers . • Operational failures, cybersecurity incidents or inadequate intellectual property protections could disrupt missions, result in liability or reduce the Company's competitive advantage . • The Company may need substantial additional capital to execute its growth plans, and inflation, supply - chain constraints and geopolitical conditions could increase costs or reduce demand . • Export controls, sanctions, anti -corruption laws, security -clearance requirements, foreign -ownership restrictions and CFIUS review may limit the Company's international activities or ability to pursue and perform classified government work . • The Company must obtain and maintain FCC, NOAA, spectrum and other licenses, and evolving rules for orbital debris, space traffic management and commercial space activities could delay or restrict operations . • The Company's facilities and operations involve hazardous materials and are subject to environmental, health and safety requirements ; incidents or noncompliance could result in injury, liability or shutdowns . • The Company's international operations and use of satellite imagery and other data may subject it to foreign currency, regulatory, privacy and data -protection risks . • High redemptions, a smaller -than -expected PIPE investment or transaction costs could reduce cash available to the combined company, prevent the Business Combination from closing or limit its ability to fund operations . • The financial projections, targets and non -GAAP measures presented in connection with the Business Combination may not be achieved, may omit material costs or may not be comparable to those of other companies . • The sponsor and Proem's officers and directors have interests that may differ from those of public shareholders and may have influenced the decision to pursue the Business Combination . • Astro Digital will face additional disclosure and liability requirements in this transaction ; the PSLRA safe harbor is unavailable for transaction projections, and the combined company may face significant public -company costs and internal -control challenges . • The Business Combination may not close because required approvals, closing conditions or Nasdaq listing requirements may not be satisfied ; if Proem cannot complete a business combination within its required timeframe, it may liquidate or face investment -company regulation . • Related financings and the Business Combination may substantially dilute existing stockholders through founder shares, warrants, PIPE shares, convertible securities and future issuances ; the domestication and Business Combination may also have adverse tax consequences, including Section 382 limits on Astro Digital's tax attributes . • A small group of stockholders may control a significant portion of the combined company's voting power, limiting other stockholders' influence over corporate matters . • The market price of the combined company's securities may be volatile or decline, including because of a limited public float, future sales of shares, limited analyst coverage or the performance of other space companies . • The combined company does not expect to pay cash dividends for the foreseeable future, and anti -takeover provisions may limit opportunities for stockholders to sell at a premium . 5

SPAC & ANCHOR INVESTOR MANAGEMENT Chris Biddy Co-Founder & CEO 18 years of executive and technical leadership scaling teams, delivering satellite missions and growing space businesses. Michael Wilson CFO / EVP Operations Extensive experience across finance, strategy, business development and operations; turns ambitious plans into sustainable growth. Billy Wahng CTO 20+ years of technical leadership, 14 dedicated to small -satellite technology; drives the Corvus and Raven platform roadmap. Imran Khan Chairman & CEO, Proem Acq. Corp I CIO and Founder of Proem Asset Management; 25 years of investing and operating experience at Snap, Credit Suisse and JP Morgan. 100+ Team members across CA · CO · WA · Australia 40,000+ Sq ft of engineering & production facilities 33 Satellites launched ~40 Satellites delivered 25+ Cumulative years of management tenure at Astro Digital MANAGEMENT & SPONSOR 6

ASTRO DIGITAL DESIGNS, MANUFACTURES, AND OPERATES SATELLITES AD assists clients to design their diverse space mission concepts. AD is a full -lifecycle mission partner AD assists client s with scale up to on -orbit constellation 7

OUR VISION: THE INFRASTRUCTURE POWERING SPACE CONSTELLATIONS We believe the next decade of the space economy will be built by hundreds of constellations - commercial, government and defense . We expect that operators behind them want to build space -enabled businesses, not satellite factories. Astro Digital's vision is to be the infra structure they build on: mission -specific satellites, designed, manufactured and operated from the first demonstration to constellations of hundreds. TODAY Concept -to-constellation partner Designing, manufacturing and operating mission - specific satellites for +30 customers across 16 mission types. NEXT Constellation -scale production Modular constellation lines and at -scale co - manufacturing as customers grow from demos to hundreds of satellites; expanded US civil, defense and sovereign programs. BEYOND The space economy's physical layer Becoming the infrastructure behind orbital data centers, on -orbit power, and in -space servicing and logistics - new mission categories delivered on the same configurable platform family. Astro Digital Proem Acquisition Corp I (Nasdaq: PAAC). Confidential — Subject to definitive Registration Statement / Proxy Statement on Form S -4 8

INVESTMENT HIGHLIGHTS Full lifecycle: mission concept to constellation NASA, Boeing, DoD, Sony, Starcloud , Starfish Space A flight proven mission partner Salesforce, government solutions, added production capacity and new products Partner of Choice Trusted Execution Growth Runway Blue -chip Customers 42% Revenue CAGR, FY'24 -FY26E 14% Adj. EBITDA margin, '25A +30 Customers across the industry 1 9

THE SPACE ECONOMY IS POWERED BY SATELLITE CONSTELLATIONS Astro Digital provides customers with the engineering, satellite platform manufacturing and flight operations needed for high - performance satellite constellations. Constellations for commercial, government, and defense applications drive the global space economy Observing assets, conditions, and changes on earth Optical Imaging Data Networks Satellite -based C4ISR IoT Satellite -based SIGINT Direct To Device Satellite -based PNT Hyperspectral Weather Data networks serving ground - and space -based comms Intelligence, surveillance, and reconnaissance and more Orbital data centers for compute demands Power beaming and on - orbit solar power Remote sensing Communications Defense Space Infrastructure 10

BURGEONING CONSTELLATION DEMAND Constellation demand provides a strong tailwind to Astro Digital's business: Commercial satellite constellations are active or planned 2 Large constellations of 50+ satellites are active or planned 1 > 300 > 80 Constellations already have satellites on -orbit 1 > 130 Active & Planned 2 >3002 52 61 69 76 85 94 113 109 126 2017 2018 2019 2020 2021 2022 2023 2024 2025 Active commercial satellite constellations1 1) Active commercial satellite constellation counts are estimates derived from Jonathan McDowell Space Report data (planet4589). The number of active/planned large and enormous constellations (>50 satellites) are based on Jonathan McDowell estimates as of 2026 (https://planet4589.org/space/con/largecon.html; https://planet4589.org/space/con/conlist.html). 2) Count of commercial constellations active/planned is based on NewSpace Index data as of July 2026 (https://www.newspace.im). Planned constellations reflect operator projections ranging from early-stage demonstration concepts to planned deployments. 11

Demos, One -offs, & Small constellations Most constellations (10-200) Very large constellations (>200) ASTRO DIGITAL'S MODEL SCALES ALONGSIDE ITS CONSTELLATION CUSTOMERS Most satellite operators aspire to build space -enabled businesses, not satellite manufacturing organizations. Astro Digital is their full lifecycle partner, from concept to large constellation. As customer production volume scales, Astro Digital's role grows with them Traditional primes not cost -effective for larger systems Vertical integration only cost -effective for very large systems Development partner Agile production At-scale production Design and manufacture one satellite to a new mission definition Manufacture repeat satellites on a proven configuration Co-manufacturing partner with customer 12

THE FUTURE OF CONSTELLATIONS IS MASS CONFIGURATION, NOT MASS PRODUCTION EVERY MISSION IS DIFFERENT WHY SHOULD EVERY SATELLITE BE THE SAME? One Size Fits All: Customer Must Adapt Astro Digital is a mission partner, combining the efficiency of standardized production with the flexibility required for customers' mission -specific constellations. Mass Configuration, Suited to the Mission Missions differ in payload, power and orbit. One fixed design can't serve them all efficiently. 13

THE WINNING ASTRO DIGITAL PHILOSOPHY Astro Digital's winning formula has delivered consistent, profitable growth on a capital -efficient basis. Agile, customer -centric Proven on -orbit success Highly configurable Flexible Innovative Constellation scale -up Mass configuration Diverse mission types 33 satellites, years on orbit 16 mission types to date Adaptable platform variants Cost-effective solutions 14

FLIGHT HERITAGE & TRACK RECORD OF SUCCESS Customers trust Astro Digital for its long and successful on -orbit history Satellites Delivered Astro Digital Firsts Include: Starcloud -1 Otter Pup 1 & 2 Mandrake Lyra 1 –3 First Nvidia H100 GPU in orbit (Corvus -Micro) Starfish Space RPOD / servicing demos DARPA / SDA optical inter - satellite link demo EchoStar IoT constellation satellites Cumulative on -orbit time Nearly 40 60+ Years GHOSt 1–5 Hyperspectral imaging constellation Tomorrow -R1 and R2 Precipitation Radar satellites 0 5 10 15 20 25 30 35 2018 2019 2020 2021 2022 2023 2024 2025 Cumulative Satellites Launched By Year -End 1 15

DIVERSE PORTFOLIO OF CUSTOMERS FUELING GROWTH Serviced since 2018 Current and planned constellations by Astro Digital's customers Astro Digital today: AD's customers represent: Delivered and ordered Core Astro Digital satellite platform technologies support the full range of customer applications 30+ Customers 20+ Constellations 70+ Satellites Astro Digital IP Starfish Space NASA Boeing Orbital Sidekick OTTER PUP 1 & 2 Fly Foundational Robots VERTEX + CONEJO / Q4S GHOSt Satellite -servicing / RPOD demos on Corvus - Micro+ (2023 & 2025). In orbit robot arm demonstration mission, launch 2028. Comms mission complete; photon -entanglement (quantum) experiment, launch 2027. Hyper -spectral imaging constellation for commercial and defense customers, operational Starcloud SONY STARCLOUD -1 And numerous other customers... First Nvidia H100 GPU in orbit (Corvus -Micro) — launched 2025. Optical inter -satellite link communications mission, launched 2026 KITA 16

STARCLOUD CASE STUDY Starcloud -1 Based on an Astro Digital platform, Starcloud -1 is a groundbreaking satellite that carried the first NVIDIA H100 GPU into orbit in November 2025 "Astro Digital consistently exceeded our expectations , delivering outstanding technical expertise, responsiveness, and execution. They were a true partner in our success, and we continue to work with them on additional initiatives." – Philip Johnston, CEO The entire Starcloud -1 satellite development cycle, from initial design through build and delivery, was only 1.5 years, leveraging Astro Digital's Corvus -Micro+ platform to power this highly innovative spacecraft. 17

Astro Digital Proem Acquisition Corp I (Nasdaq: PAAC). DATA CENTERS IN SPACE: ALREADY FLYING ON ASTRO DIGITAL Astro Digital built the platform that carried the first data -center -class GPU into orbit Flight -Proven Data -center -class GPU (NVIDIA H100) in orbit — Starcloud -1, built on Astro Digital's Corvus -Micro+ platform and delivered in 1.5 years 1 2 Power to Scale Corvus XL roadmap for compute -class payloads, plus a power -beaming agreement with Star Catcher 3 Grows with the Customer Operators building orbital data centers: Starcloud 4, Google Suncatcher 5, Axiom 6. Astro Digital's model scales from first satellite to at -scale co -manufacturing. 1st 1 Data -center -class GPU (NVIDIA H100) in orbit on Astro Digital's Corvus -Micro+ WHY IT MATTERS: Terrestrial AI buildout is throttled by power, water and grid interconnection, orbit removes those limits, and Astro Digital is the platform partner that has already flown it. 1 NVIDIA Blog (Oct 2025): https://blogs.nvidia.com/blog/starcloud/ | Astro Digital Corvus -Micro bus, Data Center Dynamics (Nov 3, 2025): https:// www.datacenterdynamics.com/en/news/starcloud -1-satellite -reaches -space -with -nvidia -h100-gpu -now -operating -in-orbit/ 2 Astro Digital internal data. 3 Star Catcher press release (Sept 16, 2025): www.star -catcher.com/news/astro -digital -power -purchase -agreement 4 CNBC (Dec 10 , 2025): https://www.cnbc.com/2025/12/10/nvidia -backed -starcloud -trains -first -ai-model -in-space -orbital -data -centers.html 5 Google (Nov 4, 2025): https://blog.google/innovation -and -ai/technology/research/google -project -suncatcher/ | Platform partner (Planet Labs ): https://www.planet.com/pulse/planet -to-build -and -operate -advanced -space -platform -for -project -suncatcher -moonshot/ 6 Axiom Space press release: https://www.axiomspace.com/release/axiom -space -to-launch -orbital -data -center -nodes -to-support -national -security -commerc ial-international -customers 18

SUBSTANTIAL CUSTOMER LIFETIME VALUE FUELED BY CUSTOMER EXPANSION ILLUSTRATION OF SEVEN -YEAR CUSTOMER LIFETIME VALUE 1 Initial Order 1 Satellite Small Constellation 3-10 Satellites ~$1-$3m ~$6-25m Mid-Sized Constellation 11-50 Satellites ~$25 -125m ~$0.1-1B+ Large Constellation >50 Satellites CUSTOMER VALUE CAN INCREASE RAPIDLY ($M) Case Study: Case Study: Customer A Customer B • Initial order in 2021 • Substantial follow -on satellite order activity • Initial order in 2019 • Follow -on orders for initial constellation of satellites Initial Orders Initial Orders Total Value at Y3 Total Value at Y3 $2M $1M $28M $17M 1 19

+$500M REVENUE ASPIRATION BY 2032: 10X GROWTH PATH EXISTING CUSTOMER FOLLOW -ONS NEW CUSTOMER WINS • Existing AD customers target constellations totaling over 1,000 satellites over time • Astro Digital has an active sales pipeline with multiple potential new logos in play • Strategic pursuits with US civil, defense, and sovereign constellations are expected to accelerate A GROWTH ASPIRATION GROUNDED BY MARKET EXPERIENCE 2026E OPPORTUNITY FOR RAPID VALUE EXPANSION 1 Revenue target bridge | 2026E to 2032 target Existing customers 2032E +$500M $50M New customers M&A driven growth organic M&A 20

ORGANIC GROWTH STRATEGY – SCALING THE CORE FOUNDATION Sales and BD build -out Government and defense Broader customer coverage Production capacity Dedicated sales team Grow share across U.S. DoD, NASA, and sovereign programs Grow customers from demos to larger constellations and replenishment; win new mission applications Scale footprint and systems for customer constellation growth Constellation lines Modular, repurposable production lines plus added platform configurability options 21

BOARD OF DIRECTORS Operating, investing and government experience across commercial and defense space DIRECTOR BACKGROUND MANAGEMENT BOARD SPAC SPONSOR Chris Biddy Co-Founder & CEO, Astro Digital 18 years of executive and technical leadership scaling teams, delivering satellite missions and growing space businesses. Michael Wilson CFO / EVP Operations, Astro Digital Extensive experience across finance, strategy, business development and operations; turns ambitious plans into sustainable growth. Adrian Steckel Former CEO, OneWeb Led OneWeb's LEO broadband constellation; built and sold Iusacell to AT∓T; founded Unefon ; took TV Azteca public on the NYSE. Dr. Derek Tournear Former Director, Space Development Agency Director of Space Development Agency (2019 –2025); architect of the Proliferated Warfighter Space Architecture; DARPA, IARPA and Harris alumnus. Imran Khan Chairman & CEO, Proem Acquisition Corp I CIO and Founder of Proem Asset Management; 25 years of investing and operating experience at Snap, Credit Suisse and JP Morgan. POST - CLOSE Messrs. Biddy and Wilson, Mr. Steckel and Dr. Tournear currently serve as directors of Astro Digital and are expected to cont inue on the board of the combined company upon closing of the business combination. Mr. Khan is expected to join the board follo win g closing. Board composition is subject to the definitive Business Combination Agreement, shareholder approval and Nasdaq listing requirements. Mr. Khan is Chairman & CEO o f the SPAC and Founder & CIO of Proem Asset Management, which has committed to backstop up to $25M of the PIPE (see Transaction Sum mary). Independence determinations have not been made; the Company expects to appoint additional independent directors to satisfy Nasdaq board and committee ind ependence requirements, including applicable phase -in periods. Board Chair and committee assignments to be finalized. Prior governm ent service is provided for biographical purposes only and does not imply endorsement by any U.S. government agency. 22

Financials 23

EXPANDING BACKLOG OFFERS ATTRACTIVE FORWARD VISIBILITY $157 $198 $119 $86 $63 $30 BACKLOG (US$M) 1 24

FINANCIAL OVERVIEW: REVENUE & REVENUE GROWTH TOTAL REVENUE (US$M) BY FISCAL YEAR 1 2 +47% +40% $25 $34 $50 $71 $93 $124 +37% +32% +34% 25

ADJ. EBITDA GROWTH & OPERATING LEVERAGE 1 2 ADJ. EBITDA (US$M) BY FISCAL YEAR ADJ. EBITDA MARGIN (%) 20% $3 $5 $8 $12 $18 $29 FY2024 FY2025 FY2026E FY2027E FY2028E FY2029E 14% 11% 16% 17% 23% 26

QUARTERLY RESULTS: 1Q & 2Q (YEAR-OVER-YEAR) US$M · Unaudited REVENUE 1 +38% YoY $7.0 $9.7 1Q25E 1Q26E +54% YoY $7.3 $11.3 2Q25E 2Q26E ADJ. EBITDA 1 +111% YoY $0.8 $1.7 1Q25E 1Q26E +133% YoY $0.7 $1.6 2Q25E 2Q26E Revenue growth accelerated from +38% in 1Q26 to +54% in 2Q26 Adj. EBITDA growth accelerated from +111% in 1Q26 to +133% in 2Q26 27

Valuation 28

COMPARABLE COMPANIES — EV / REVENUE 1 CY '27 EV / Revenue (x) Rocket Lab (RKLB) LTM Net Income Negative 30.6x LTM Net Income Negative SpaceX (SPCX) 18.7x LTM Net Income Negative Planet Labs (PL) 11.3x LTM Net Income Negative Satellogic (SATL) 10.1x LTM Net Income Positive Astro Digital (Implied) 8.3x LTM Net Income Negative BlackSky (BKSY) 4.6x LTM Net Income Negative Voyager (VOYG) 4.2x LTM Net Income Negative Redwire (RDW) 4.0x 29

2025A-2028E Revenue CAGR 39% 44% 89% 63% 30% 26% 21% 63% 2025 Net Income % of Rev 4.5% -32.9% -26.4% -27.6% -69.3% -65.9% -67.6% -63.0% VALUATION RELATIVE TO PEERS 1 8.3x 30.6x 18.7x 11.3x 10.1x 4.6x 4.2x 4.0x 6.3x 23.1x 10.8x 7.7x 8.0x 3.5x 3.6x 2.0x AD Rocket Lab SpaceX Satellogic Planet Labs Blacksky Redwire Voyager 2027 2028 Enterprise Value / Revenue 30

GROWTH WITH POSITIVE MARGINS, UNLIKE MANY PEERS 1 0% 50% 100% 150% 200% -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% CY26 Revenue Growth (YoY) CY25 Net Income Margin Satellogic Voyager Rocket Lab Planet Labs BlackSky Redwire Astro Digital SpaceX 31

ASTRO DIGITAL - RULE OF 40 1 51% 63% 57% 51% 57% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2025A 2026E 2027E 2028E 2029E Adjusted EBITDA Margin + YoY Revenue Growth 32

PROPOSED TRANSACTION SUMMARY Held in SPAC trust (Feb 2026 IPO) PIPE financing (up to) $130M1 $50M 2 Financing & Capital SPAC MINIMUM CASH CONDITION Proposed terms of the business combination. Trust $130M held in trust (Feb 2026 IPO). 1 $30M available cash at close including proceeds from the PIPE after redemptions, expenses, and deferred underwriting. Up to $25M of the PIPE is committed by Proem Asset Management, an affiliate of the Sponsor. SHARE REPURCHASE 3 20% of PIPE proceeds may be used to repurchase shares from stockholders designated by Astro Digital. SPONSOR BACKSTOP 2 33

TRANSACTION SUMMARY Valuation • Assumes a ~$525M pre -money equity value for Astro Digital • Implies ~$587M pro forma enterprise value Financing • Transaction is expected to provide gross proceeds of approximately $180M 4 to Astro Digital • $130M from anticipated trust capital retained at close, assuming no redemptions • $50M from a targeted PIPE at a subscription price of $10.00 per share Deal Structure • Assumes Astro Digital's existing shareholders will rollover 100% of their equity and are expected to own a pro forma equity ownership of ~70% in the combined company ILLUSTRATIVE PRO - FORMA OWNERSHIP (1)(2)(3) NON - FULLY DILUTED SOURCES AND USES ($M) 4 PRO FORMA VALUATION (4) Sources and uses, pro forma valuation and pro forma ownership assume the full $50M PIPE is retained by the combined compa ny and exclude the share repurchase described on slide 33. 20% of PIPE proceeds (approximately $10M at full subscription) may be us ed to repurchase shares from designated existing Astro Digital stockholders. If used in full, cash to the balance sheet and net cash would each fall by approximately $10M to approximately $155M, and gross proceeds to Astro Digital would be approximately $170M rather than $180M; depending on final structure and pric e, shares held by Target Sellers and implied pro forma equity value would fall correspondingly, leaving implied enterprise value substantially unchanged. Repurchase amounts are not retained by the combine d company and count toward the $30M minimum cash condition. Terms will be described in the Form S -4. Shares Outstanding — Non-Fully Diluted (M) 75.2 Share Price ($) $10.00 Implied Pro Forma Equity Value (M) $752.2 Less: Net Cash (M) (165.0) Implied Enterprise Value (M) $587.2 70% 17% 6% 7% Target Sellers SPAC Public Sponsor PIPE Sources SPAC Cash in Trust3 130.0 PIPE Proceeds 50.0 Rollover Equity — Consideration Shares (non-cash) 525.0 Total Sources 705.0 Uses Equity Consideration to Sellers (non-cash) 525.0 Estimated Other Transaction Fees & Expenses 15.0 Cash to Combined Company Balance Sheet4 165.0 Total Uses 705.0 PROPOSED TRANSACTION OVERVIEW Astro Digital Proem Acquisition Corp I (Nasdaq: PAAC). Confidential — Subject to definitive Registration Statement / P roxy Statement on Form S -4. (1) Assumes no redemptions by public stockholders of PAAC. If public stockholders redeem, SPAC Publi c ownership (shown as 17%) would decline and the Target Sellers, Sponsor and PIPE percentages would increase correspondingly, and cash to the combined company would decrease; see footnote (3). Figures may not foot due to rounding. (2) Pro forma ownership shown on a non -fully -diluted basis; excludes public warrants (6.5M ) and sponsor private placement warrants (0.15M), out - of-the-money at $11.50. (3) Amounts held in trust are subject to redemption. SPAC public stockholders may elect to redeem their shares for their pro rata portion of the trust account, and redemptions in SPAC business combinations are frequently substant ial . There is no assurance that any particular amount of the $130M held in trust will remain available at closing, and cash delivered to the combined company may be significantly less than the amount shown. 34

CONCEPT TO CONSTELLATION. Thank you Space. Delivered. 35

Glossary of Key Terms APPENDIX Adjusted net income Net income excluding items management treats as non -recurring or non-operational. A non -GAAP measure; the adjustments differ between companies. Anchor investor An investor committing early and in size to a financing, which can help attract further participation. Backlog Contracted work awarded but not yet performed or recognized as revenue. Definitions vary and may include unfunded, optioned or cancelable amounts. Business combination The merger through which the SPAC and the operating company become a single public entity. Also called a de -SPAC. Capital -efficient Achieving growth using relatively little invested capital or outside funding. Cislunar The region of space between Earth and the Moon, and the space around the Moon. Comparable companies Public companies selected as valuation reference points. Choosing the peer set is a judgment; no peer is identical. Constellation A group of satellites that work together for a particular use, typically operated as one system to provide continuous or near -continuous coverage. Constellation size bands As used here: small is roughly 3 –10 satellites, mid -sized 11–50, large above 50. Company groupings, not industry standards. Customer lifetime value Total revenue expected from a customer across the whole relationship, rather than from the first order alone. Deferred underwriting IPO banking fees left unpaid at the SPAC IPO and payable on closing. They reduce cash available at close. Direct -to-device Satellites connecting directly to mobile phones, IoT sensors, trackers, vehicles, industrial equipment and other terrestrial devices, with no dish or special terminal. Dual -use Technology or a product with both commercial and defense or government applications. Earth observation Using satellites to observe, image and measure conditions on Earth without physical contact. Also called remote sensing. Emerging growth company A category created by the JOBS Act of 2012 permitting reduced disclosure and reporting for newer or smaller public companies. Enterprise value Equity market value plus debt less cash — the value of the whole business, independent of how it is financed. EV / Revenue multiple Enterprise value divided by revenue for a given year. Used to compare companies that are not consistently profitable. Flight heritage A documented record that a design or component has already operated successfully in space. Buyers treat it as a measure of technical risk. Flight operations Day -to-day commanding, monitoring and health management of satellites after launch. Often sold as an ongoing service. Form S -4 / proxy statement The registration statement and stockholder -voting document to be filed with the SEC for the business combination. It will contain additional information about the SPAC, the Company and the transaction. Forward -looking statements Statements about future plans or expected results rather than historical fact. Actual outcomes may differ materially. 36

Glossary of Key Terms APPENDIX Growth -adjusted EV / Revenue An EV / Revenue multiple divided by the growth rate, so fast and slow growers can be compared more evenly. Gross margin Revenue less the direct costs of delivering the product or service, as a percentage of revenue. Before overhead, sales and R&D. Hyperspectral imaging Imaging that splits light into many narrow bands. Because materials reflect distinctively, it can reveal gas leaks, crop stress or minerals. Implied valuation A valuation derived from proposed transaction terms rather than set by open-market trading. In-space manufacturing Producing materials or products in orbit, where microgravity and vacuum allow results difficult to achieve on Earth. Launch vehicle The rocket that carries a satellite to orbit. A launch vehicle failure means the rocket, not the satellite, caused the loss. Mass configuration The Company's term for using standardized production to build mission- specific variants. Not an established industry term. Mass production Building large numbers of identical units. Efficient at volume, but requires every customer to accept the same design. Minimum cash condition A closing condition requiring at least a specified amount of cash at completion, after redemptions, expenses and deferred fees. Mission type The category of job a satellite performs. A company that has flown many mission types has demonstrated versatility. Non-GAAP measure A figure not calculated under US accounting standards. Useful for comparison but not standardized; read alongside GAAP results. On-orbit Operating in space after launch. Cumulative on-orbit time adds together the operating time of every satellite flown. On-orbit logistics Delivering, moving, hosting or servicing hardware in space, analogous to logistics services on the ground. Operating income margin Operating profit as a percentage of revenue, after operating expenses but before interest and tax. Optical imaging Capturing pictures of Earth in visible light, similar in principle to a high- altitude digital camera. Optical inter-satellite link Laser connections moving large volumes of data directly between satellites rather than routing through ground stations. Orbital data center Computing hardware on satellites, so data is processed in space and only results are sent down. Pathfinder mission A first satellite flown to prove a design, technology or business case before committing to a full constellation. Payload The mission-specific equipment a satellite exists to carry — camera, sensor, radio or processor. The platform supports it. Platform (bus) The standardized core of a satellite: structure, power, propulsion, pointing, computer and radios. The chassis carrying the payload. Power beaming Collecting solar energy in space and transmitting it wirelessly, to other spacecraft or toward Earth. 37

Glossary of Key Terms APPENDIX Precipitation radar A satellite radar measuring rain, snow and storm structure from orbit for weather forecasting. Prime contractor The large, established contractor holding the main customer contract and managing subcontractors. Traditional primes are legacy aerospace firms. Private placement A sale of securities to a limited group of investors rather than the public. Typically illiquid, speculative and unregistered at the time of sale. Redemption The right of SPAC public holders to take their pro rata cash from trust instead of remaining invested. High redemptions cut cash at closing. Regulation S-X The SEC's requirements for the form and content of financial statements in filings. Figures here are unaudited and not prepared to that standard. Replenishment Replacing satellites as they reach end of life so a constellation keeps operating. Creates repeat demand from the same customer. Rollover equity The portion of consideration in which existing owners receive shares in the combined company instead of cash. Non-cash consideration. Rule of 40 An investor rule of thumb that revenue growth plus profit margin should total at least 40. A heuristic, not an accounting standard. Sales pipeline Prospective opportunities a company is pursuing. Not backlog and not contracted revenue; individual opportunities may never convert. Satellite Internet of Things Connecting large numbers of low-power devices and sensors by satellite where there is no cellular coverage. Satellite servicing Extending the life or usefulness of satellites already in orbit — refueling, repairing, repositioning or removing them. Secondary A purchase of shares from existing shareholders. Proceeds go to those sellers, not to the company; no new capital reaches the business. Sources and uses A summary of where the transaction's capital comes from and where it goes. Both sides must total the same amount. Sovereign program A space program funded and owned by a national government seeking independent capability. Allied sovereign means friendly foreign governments. Space domain awareness Detecting, tracking and understanding objects and activity in orbit, including debris and other operators' satellites. Space economy The total worldwide value of space-related products and services across government, defense and commercial activity. Sponsor The group that forms, funds and manages the SPAC, and which typically holds founder shares. Sponsor commitment An undertaking by the sponsor or affiliates to invest a set amount, or buy shares others do not, so a minimum financing size is reached. A backstop. Task order A specific, funded work assignment issued under an IDIQ or similar vehicle. Task orders are where revenue is actually generated. Trust account The segregated account holding cash raised in the SPAC IPO, released only to fund a completed combination or repay redeeming holders. Vertical integration Designing and building most components in-house rather than purchasing them. Can lower unit cost at high volume, but needs large fixed investment. 38

Glossary of Acronyms APPENDIX ARR Annual recurring revenue C4ISR Military command, control and intelligence systems CAGR Compound annual growth rate CLV / LTV Customer lifetime value D2D Direct-to-device DARPA Defense Advanced Research Projects Agency DoD US Department of Defense EBITDA Earnings before interest, tax, depreciation and amortization EGC Emerging growth company EV Enterprise value FY (A / E) Fiscal year; actual or estimated GAAP US generally accepted accounting principles GEO Geostationary orbit, about 22,000 miles above the equator IDIQ Indefinite delivery, indefinite quantity contract vehicle IoT Internet of things LEO Low Earth orbit, roughly 100–1,200 miles up LTM Last twelve months NASA National Aeronautics and Space Administration OISL Optical inter-satellite link PIPE Private investment in public equity PNT Positioning, navigation and timing RPOD Rendezvous, proximity operations and docking SDA Space Development Agency SIGINT Signals intelligence SPAC Special purpose acquisition company TBD To be determined; not finalized as of the date of this presentation USG United States Government USSF United States Space Force 39

US$ in millions · Fiscal years ended December 31 · FY2024 –FY2025 unaudited actuals; FY2026E –FY2029E management projections ACTUAL PROJECTED 3 FY2024 FY2025 FY2026E FY2027E FY2028E FY2029E Net income (GAAP) $0.9 $1.5 $4.6 $6.8 $11.0 $18.4 Income tax expense 0.5 0.7 1.6 2.9 4.5 7.1 Interest and other expense (income), net¹ 0.1 0.3 0.2 0.2 0.2 0.3 Depreciation & amortization 0.9 1.8 1.7 2.0 2.5 3.1 EBITDA $2.4 $4.3 $8.1 $12.0 $18.2 $29.0 Stock -based compensation (non -cash)² 0.3 0.5 — — — — Adjusted EBITDA $2.8 $4.8 $8.1 $12.0 $18.2 $29.0 MEMO Revenue $25.1 $34.3 $50.3 $70.5 $92.8 $123.9 Net income margin (GAAP) 3.7% 4.5% 9.1% 9.7% 11.8% 14.9% Adjusted EBITDA margin 11.1% 14.0% 16.0% 17.0% 19.6% 23.4% EBITDA is a non -GAAP financial measure defined as net income (GAAP) before income tax expense, interest and other non -operating expense (income), net, and depreciation and amortization. Adjusted EBITDA is EBITDA excluding non -cash stock -based compensation expense. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue; net income margin is net income (GAAP) divided by revenue. Management uses these measures to evaluate operating performance a nd believes they are useful to investors in assessing the business on a consistent basis. They are not substitutes for net incom e (GAAP), the most directly comparable GAAP measure, and may not be comparable to similarly titled measures used by other companies. ¹ Interest expense less interest income, plus other non -operating (income) expense, net. ² FY2024 –FY2025 add back stock -based compensation expense actually incurred. FY2026E –FY2029E projections do not i nclude any stock -based compensation expense and therefore include no add - back. Astro Digital expects to grant equity awards and incur stock -based compensation following the closing of the business comb ination; those costs are not reflected in projected net income (GAAP), EBITDA or Adjusted EBITDA. Historical actuals are unau dited, have not been reviewed or audited by an independent registered public accounting firm, do not conform to Regulation S -X, and may change upon completion of the audit. Projected amounts, including eac h reconciling item, are management estimates, are inherently uncertain, and were not prepared in accordance with GAAP or publ ish ed guidelines for prospective financial information; actual results will differ, possibly materially. Figures may not foot due to rounding. ³Incremental public company costs. Projected operating expenses in clu de management's estimate of incremental public company costs of $1.5M, $1.8M and $1.9M in FY2027E, FY2028E and FY2029E, respe ctively; no such costs are included in FY2026E. These costs are assumed to commence in FY2027E, may commence earlier or later depending on the actual closing date of the business combination, are a ma nag ement estimate only, and may be materially understated. Projected net income (GAAP), EBITDA, Adjusted EBITDA and Adjusted EBI TDA margin are presented after these costs. APPENDIX: ADJ EBITDA RECONCILIATION ANNUAL Revenue Growth (YoY) 36.6% 46.8% 40.2% 31.6% 33.5% 40

APPENDIX: ADJ EBITDA RECONCILIATION QUARTERLY US$ in thousands · Quarters ended March 31 and June 30 · Unaudited actuals 1Q25E 1Q26E 2Q25E 2Q26E Net income (GAAP)² $467 $1,269 $310 $1,137 Income tax expense² — — — — Interest and other expense (income), net¹ 33 85 57 144 Depreciation & amortization 193 201 194 141 EBITDA $693 $1,554 $560 $1,421 Stock -based compensation (non -cash)³ 105 130 108 136 Adjusted EBITDA $798 $1,684 $668 $1,557 MEMO Revenue $6,987 $9,649 $7,307 $11,265 Revenue growth (YoY) +38.1% +54.2% Adjusted EBITDA growth (YoY) +111.1% +133.0% Net income margin (GAAP) 6.7% 13.1% 4.2% 10.1% Adjusted EBITDA margin 11.4% 17.5% 9.1% 13.8% ¹ Interest expense less interest income, plus other non -operating (income) expense, net. ² Income tax provision is recorded annu ally in the fourth quarter; no provision is reflected in interim periods, and interim net income (GAAP) is presented before i nco me taxes. ³ Non -cash stock -based compensation expense actually incurred. Quarterly Adjusted EBITDA therefore adds back SBC, consistent with FY2024 –FY2025 actuals but not with FY2026E –FY2029E projections, which include no SBC expense and no add -back (see slide 40); 1H26 Adjusted EBITDA is not directly comparable to FY2026E projected Adjusted EBITDA. EBITDA and Adjusted EBITDA are non -GAAP financial measures; see slide 40 for definitions. Historical actuals are unaudited, have not been reviewed or audited by an independent registered public accounting firm, do n ot conform to Regulation S -X, and may change upon completion of the audit or review. Growth rates are calculated from unrounded figures. Figures may not foot d ue to rounding. Presented in thousands (slide 40 is in millions) so that quarterly amounts can be tied to the nearest $1K. E on qua rterly periods denotes unaudited estimated results subject to change upon completion of audit or review; FY2026E –FY2029E elsewhere in this Presentation denote ma nagement projections. 41

APPENDIX: SUMMARY BALANCE SHEET US$ in thousands · As of December 31, 2024 and 2025 · Unaudited actuals Assets FY2024 FY2025 Liabilities & shareholders' equity FY2024 FY2025 Cash & cash equivalents $2,356 $4,426 Deferred revenue 3 $6,014 $7,903 Other current assets 1 9,707 13,808 Accounts payable & accrued expenses 4 2,429 3,058 Total current assets $12,064 $18,234 Short -term debt 528 676 Total current liabilities $8,971 $11,637 Property, plant & equipment, net 2 5,270 4,375 Long -term debt 3,554 3,653 Other non -current assets 3,244 2,855 Total liabilities $12,525 $15,290 Total assets $20,577 $25,463 Paid -in capital 18,782 19,375 Retained earnings / (accumulated deficit) (10,730) (9,202) Total shareholders' equity $8,052 $10,173 Total liabilities & shareholders' equity $20,577 $25,463 1 Comprises accounts receivable ($3,019 and $4,125), inventory ($2,835 and $2,950) and prepaid expenses and other current asset s ($3,854 and $6,733) at December 31, 2024 and 2025, respectively. 2 Property, plant and equipment, gross, of $14,762 and $15,260, less accumulated depreciation of $9,492 and $10,885, respectively. 3 The timing of revenue recognition on satellite design, manufacturing and operations contracts, including the treatment of def erred revenue and multi -year contracts, may change upon completion of the audit and the Company's adoption of public company accounting policies, which could shift amounts between periods. 4 Includes accrued payroll of $647 and $717, respectively. Balances are presented on a standalone, pre -transaction basis and do n ot reflect the proposed business combination, amounts held in the SPAC trust account, PIPE proceeds, redemptions by SPAC public stockholders, transaction fees and expenses, deferred underwriting fees, any repurchase of shares from existing Astro Digital stockholders, or the capital structure of the combined company (see slides 33 –34). Classifica tion of balance sheet items reflects management's internal presentation and has not been reviewed by an independent accountant; amounts may be reclassifi ed or adjusted, including for items such as leases, accrued liabilities and equity instruments, upon completion of the audit. No projected balance sheet or statement of cash flows is presented, and no cash flow information should be inferred other than the period -end cash balances sh own. Historical actuals are unaudited, have not been reviewed or audited by an independent registered public accounting firm, do not conform to Regulation S -X, and may change upon completion of the audit or review. Presented in thousands; figures may not foot due to rounding. 42